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                               EXHIBIT 10(A)(1)



                       1982 INCENTIVE STOCK OPTION PLAN


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                  THE SECOND AMENDMENT AND RESTATEMENT OF 1982
                  INCENTIVE STOCK OPTION PLAN OF THE REGISTRANT, FILED AS EXHIBIT 4-1 TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-8 (FILE NO. 33-41036), EFFECTIVE JUNE 4, 1991, IS
                  INCORPORATED HEREIN BY REFERENCE.


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